Exhibit 99.1

Acquisition of Popular Community Bank’s California Branch Network April 23, 2014

* Forward-looking Statements When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase and assumption agreement for the Company's pending acquisition of selected assets and liabilities from Popular Inc. (“BPOP”); (ii) the outcome of any legal proceedings that may be instituted against the Company or BPOP; (iii) the inability to complete the BPOP transaction due to the failure to satisfy such transaction's conditions to completion, including the receipt of regulatory approvals; (iv) risks that the proposed BPOP transaction, or the Company’s recently completed acquisitions, including the acquisitions of The Private Bank of California, CS Financial, Inc., and The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (v) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (vi) the quality and composition of our securities and loan portfolios; (vii) changes in general economic conditions, either nationally or in our market areas; (viii) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (ix) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (x) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xi) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (xii) our ability to control operating costs and expenses; (xiii) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xiv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xv) the network and computer systems on which we depend could fail or experience a security breach; (xvi) our ability to attract and retain key members of our senior management team; (xvii) costs and effects of litigation, including settlements and judgments; (xviii) increased competitive pressures among financial services companies; (xix) changes in consumer spending, borrowing and saving habits; (xx) adverse changes in the securities markets; (xxi) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiii) inability of key third-party providers to perform their obligations to us; (xxiv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxv) war or terrorist activities; and (xxvi) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

* Acquisition of Popular’s California Branch Network In-market transaction with complementary customer deposits to support Banc of California’s (“BANC”) strategy of building California’s bank Deposits align with BANC’s customer base of private business owners, entrepreneurs and homeowners with average account size near $20,000 Enhanced capabilities to serve California’s fast growing Latino market segment small business owners and entrepreneurs (37% of deposits acquired are Latino) $5 billion of assets throughout Los Angeles, Orange and San Diego counties Enhanced liquidity with attractive core deposits to fund continued loan originations from existing BANC platform Strategically Compelling $5.4 million premium equates to effective deposit premium of 0.5% Immediately accretive to earnings per share with +20% impact in year one +30% projected IRR TBV earn-back period of less than one year inclusive of restructuring charge Equity commitments from an entity owned by investment funds managed by Oaktree Capital Management, L.P. (“Oaktree”) and from funds affiliated with Patriot Financial Partners (“Patriot”) Financially Attractive Financing contingency “Loss Share Provision” for credit losses(1) Simplicity of a branch deal with the transformative benefits of a whole bank acquisition Predictable and stable effect on net interest margin with limited credit exposure Experienced management team with track record of six successful acquisitions Prudent Risk (1) Banco Popular North America to indemnify Banc of California for all credit losses above 0.5% up to 2.0% based on UPB that are identified within a two-year period following closing.

* Transaction Summary Transaction Acquisition of deposits, performing loans and 20 branches in California Total Deposits Approximately $1.1 billion Consideration Approximately $5.4 million(1) Total Loans Approximately $1.1 billion of performing loans (primarily C&I, investor CRE and Multifamily) with a weighted average rate of 4.8% Loan Mark Less than 1% (net of Loss Share Provision)(2) Cost Savings $3mm pre-tax annually Restructuring Charge $10mm pre-tax at close Capital Equity commitments by Oaktree and Patriot; financing contingency Economics Immediately accretive to EPS with +20% impact in year one; TBV earn-back less than 1 year Approvals Customary regulatory approval Anticipated Closing Fourth quarter 2014 Estimate. Based on March 31, 2014 loan and deposit balances. Subject to change based on closing balances. Subject to change.

* Existing Loan Offices Existing Branches Banco Popular Branches Creating California’s Bank Headquartered in Irvine, CA with over 1,300 full-time employees NASDAQ: BANC Pro Forma Franchise 83 locations in California with 38 branches in Los Angeles, Orange and San Diego counties(1) $5.0 billion in Assets $4.3 billion in Loans $4.0 billion in Deposits $3+ billion in Los Angeles MSA Target $5 billion in loan originations in 2014 Investment Advisor with over $5 billion in AUA(2) Over 100 locations nationally. Assets Under Advisement.

* Evolution of the Franchise BANC has successfully grown its asset base both organically as well as strategically through acquisitions since its recapitalization in November 2010 Pro forma bank has over $5 billion in assets, a 80% CAGR since Q4 2010 Source: SNL Financial. (1) Pro forma Banco Popular North America branch acquisition. 2012 2010 2011 2013 June 2011 Announced acquisition of Gateway Bancorp with $181mm in assets for $15.5mm August 2011 Announced acquisition of Beach Business Bank with $304mm in assets for $37.1mm August 2012 Announced acquisition of The Private Bank of California with $673mm in assets for $52.0mm December 2012 Announced acquisition of The Palisades Group, a financial advisory firm, for $0.05mm October 2013 Announced acquisition of CS Financial, Inc., a private mortgage bank, for $8.5mm January 2014 Announced acquisition of RenovationReady LLC., a provider of specialized loan services June 2013 Announced the sale of 8 branches with $477mm in deposits to SKBHC Holdings with a 2.3% deposit premium (1) 2014 November 2010 $60mm private placement recapitalizes bank April 2014 Announced acquisition of 20 branches with $1.1bn in deposits from Banco Popular North America with a 0.5% effective premium Assets ($mm)

* A Top California Bank at an Attractive Entry Point Top Public Independent Banks Headquartered in California by Assets ($ in billions) (2) BANC will become the 9th largest public independent California bank Over $3 billion in deposits in the Los Angeles MSA, the second most populous MSA in the country #8 deposit market share among independent CA banks #8 loan market share among independent CA banks More diversified bank provides foundation for a premier regional banking franchise serving private businesses, entrepreneurs and homeowners (1) P/TBV: Source: SNL Financial. Market data as of 4/17/2014. Financial data as of most recent available. Pro forma CapitalSource acquisition. Pro forma Banco Popular North America branch acquisition. Loans / Deposits:

* Total Deposits: $4.0B Cost of Deposits: 0.69% Acquired Deposit Mix at Very Attractive Deposit Premium Total Deposits: $2.9B Cost of Deposits: 0.77% Total Deposits: $1.1B Cost of Deposits: 0.48% Pro-Forma Popular Community Bank CA Banc of California Provides liquidity to fund loan growth from existing BANC platform Infrastructure already in place for rapid expansion Value creation driven by ~$800mm of core deposits with non-CD weighted average rate of 20bps at an attractive premium Deposit product offering similar to BANC with acquired customer base complementary to existing Average customer deposit relationship over 5 years old with average size approaching $20,000 Note: Banc of California data as of 12/31/2013, Banco Popular North America data as of 1/31/2014.

* Total Loans: $4.3B Yield: 5.0% Total Loans: $3.1B Yield: 5.1% Total Loans: $1.1B Yield: 4.8% Acquired Loan Mix Provides Diversification Acquired commercial portfolio increases balance sheet diversification Residential loans reduced from 40% to 30% Addition of C&I, CRE and Multifamily loans Over 95% of acquired loans are “in-footprint” properties / businesses Strong credit ratios, supported by exclusion of all NPL, OREO, non-accrual, consumer and HELOC loans with CLTVs over 80% Pro-Forma Popular Community Bank CA Banc of California

* High Quality Acquired Loans With Limited Credit Risk Acquiring a portfolio of approximately $1.1bn in loans in markets that we know well and through products that we already offer Acquiring a clean portfolio No NPLs, No OREO, No consumer loans, No HELOCs with a combined LTV of more than 80% Credit Put – Seller covers 150bps of charge offs in first two years after the first 50bps in loss Strong independent advisor retained to assist management in performing rigorous credit due diligence Loan by Loan file review Coverage totaled approximately 69% of UPB purchased Including top 100 largest loans Broad coverage of all business lines and property categories Re-Underwrote debt service coverage and risk ratings Reviewed loan history and collateral valuations Established expected loss by individual loan Conducted thorough Compliance and BSA/AML reviews with several days onsite in addition to deposit and loan file customer due diligence Performed Stress Testing to understand the impact of the acquired portfolio on credit, capital, and earnings measures Additional HELOC due diligence performed separately by consumer/residential specialists.

* Low Risk Transaction Equity commitments by Oaktree and Patriot Compliance/BSA indemnification and right to exclude Carve out of NPL, OREO, non-accrual, consumer and HELOC loans with CLTVs over 80% Seller responsible for employee severance and retention payments “Loss Share Provision” for credit losses(1) Thorough credit, compliance and BSA due diligence (1) Banco Popular North America to indemnify Banc of California for all credit losses above 0.5% up to 2.0% based on UPB that are identified within the two-year period following closing.

Fulfilling Our Plan for 2014

- **Increased Consolidation and Integration of Operations, Systems, Analytics and Governance**
  - Robust, integrated analytical capabilities
  - Enhanced enterprise risk and capital planning

- **Build California's Bank**
  - Strengthen California footprint
  - Enhance suite of simple, fair products to meet needs of Small Business, Entrepreneurs, Homeowners
  - Robust CRA Plan to integrate with and invest in our diverse communities

2014 Plan Net Loan Production


Consumer
2%
C & I
29%
CRE
32%
Seasoned
Loans
2%
SBLOC
5%
Specialties
15%
Multifamily
15%

$1.0+ billion Net Originations(1)

Financial Targets

	Long Term Targets
ROAA	> 1.0%
ROAE	> 15%
Efficiency Ratio	70 - 75%(2)
Net Interest Margin	3.75 - 4.0%

Source: SNL Financial
(1) Represents $5.0 billion gross originations net of $4.0 billion sold. Sold loans primarily composed of single family residential.
(2) Commercial bank target is approximately 60% and mortgage bank target is approximately 80-85%.

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* Continuation of Disciplined Growth Goodwill/Intangibles to Asset Growth Since YE2010 Goodwill/Intangibles $1,726 $254 $53 Total Asset Growth $10,000 $3,000 $4,200 Goodwill/Intangibles to Asset Growth 17% 8% 1% (Dollars in millions) PACW includes the estimated effect of the CapitalSource acquisition that closed on April 7, 2014. Information based upon public filings. Pro forma estimate. (1) (2) (3)

* Continue our initiative to become California’s Bank for private businesses, entrepreneurs, and homeowners Strengthen our footprint in our home markets and enhance our capability to serve California’s fastest growing market segment Focus on diversification and the streamlining of our platform Proven track record of integration We are optimistic and excited about our future Building California’s Bank

* Questions If you have additional questions, please contact us directly at: Banc of California, Inc. 18500 Von Karman Avenue, Suite 1100 Irvine, CA 92612 Richard Herrin Chief Administrative Officer and Corporate Secretary (855) 361-2262 IR@bancofcal.com

Building California’s Bank

Appendix

* Address City County Deposits ($ 000s) 7355 Greenleaf Avenue Whittier Los Angeles $96,000 1201 West Imperial Highway La Habra Orange $92,000 15175 Whittier Boulevard Whittier Los Angeles $89,000 3160 Colima Road Hacienda Heights Los Angeles $79,000 401 E. Whittier Boulevard La Habra Orange $66,000 12333 S. La Mirada Boulevard La Mirada Los Angeles $66,000 220 S. State College Boulevard Brea Orange $65,000 6001 E. Washington Blvd. Commerce Los Angeles $65,000 1901 N. Euclid Avenue Fullerton Orange $63,000 18220 Colima Road Rowland Heights Los Angeles $54,000 515 West 6th Street Los Angeles Los Angeles $53,000 15954 Paramount Boulevard Paramount Los Angeles $48,000 888 Disneyland Drive Anaheim Orange $47,000 870 North Rose Drive Placentia Orange $47,000 125 E. Anaheim St. Wilmington Los Angeles $46,000 191 S. Imperial Highway Anaheim Orange $44,000 2133 W. Beverly Boulevard Montebello Los Angeles $43,000 11101 La Reina Avenue Downey Los Angeles $42,000 13011 Brookhurst Avenue Garden Grove Orange $28,000 10400 S. Norwalk Boulevard Santa Fe Springs Los Angeles $23,000 Acquired Branch Listing Note: Excludes non-branch institutional and brokered deposits and LPOs.

* 2013 Financial Performance Financial Summary Banc of California NA(1) Total Assets $3.6 billion Net Revenue $200 million Expenses ($165 million) Pre-Tax, Pre-Provision Profits $35 million Provisions $8 million Pre-Tax Profits $27 million Average Assets $2.8 billion ROAA (pre-tax) 1.0% Average Equity $286 million ROAE (pre-tax) 9.5% Banc of California, N.A. Call Report as of December 31, 2013. Credit & Capital Ratios Banc of California NA(1) Total Classified Loans / Total Loans 1.6% Total Non-Accrual plus OREO / Total Loans plus OREO 1.3% Total Classified Loans / Capital plus Reserves 11.6% Texas Ratio 17.3% TCE / TA 5.7% Tier 1 Common Ratio 8.2% Tier 1 Capital Ratio 11.4% Total Risk-Based Capital Ratio 12.5% Leverage Ratio 8.0%

* Strong Management Team Steven Sugarman President, CEO, and Director Led recap in 2010; responsible for building out the executive team Ron Nicolas Chief Financial Officer Over 30 years of senior financial executive leadership, with 20 years as a CFO Richard Herrin Chief Administrative Officer and Corporate Secretary Joined BANC in 2010 from the FDIC’s Strategic Operations team Hugh Boyle Chief Risk Officer and Chief Credit Officer 30 years of experience in the financial services industry Richard Smith President, Private Banking President and Co-founder of The Private Bank of California Jeffrey Seabold Chief Lending Officer Founder of CS Financial; extensive experience in mortgage banking and real estate finance John Grosvenor General Counsel Previously a partner at Manatt, Phelps & Phillips in corporate securities and financial services Matthew March Chief Information Officer 25 years of experience as an IT professional across multiple industries Gaylin Anderson Chief Community Banking Officer Previously SVP at U.S. Bank and Director of Retail Banking at California National Bank